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EXHIBIT 99(b)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Stephen P. Kuchen, as Chief Financial Officer of PacificHealth Laboratories, Inc. (the "Company") certify that:

         3. to the best of my knowledge, the Company's report on Form 10-QSB for the fiscal quarter ended June 30, 2002, as filed with the United States Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         4. to my knowledge, the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         This Certification is provided pursuant to, and only for the purposes set forth in, Section 906 of the Sarbanes-Oxley Act of 2002 and should not be relied upon for any other purpose.


      August 12, 2002                               /s/ Stephen P. Kuchen
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                                                           Signature

                                                     Chief Financial Officer
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                                                             Title